UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          PetMed Express, Inc.
             ------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

                              Not Applicable
                 ------------------------------------------
                 (Name of Person(s) Filing Proxy Statement,
                       if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
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     0-11.

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     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                        [ LOGO 1-800-PetMeds[R] ]


                  PETMED EXPRESS, INC. PROXY STATEMENT
                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON JULY 28, 2006


TO THE OWNERS OF COMMON STOCK
OF PETMED EXPRESS, INC.

   The Annual Meeting of Stockholders of PetMed Express, Inc. (the "Company") will be held on Friday, July 28, 2006, at 1:00 p.m., Eastern Time, at the Sheraton Suites Cypress Creek Fort Lauderdale, 555 N.W. 62nd Street, Fort Lauderdale, FL 33309. The purposes of the meeting are:

   1.  To elect five Directors to our Board of Directors,

   2. To ratify the appointment of Goldstein Golub Kessler LLP as the independent registered public accounting firm for the Company to serve for the 2007 fiscal year,

   3.  To approve the adoption of the PetMed Express, Inc. 2006
       Employee Equity Compensation Restricted Stock Plan,

   4.  To approve the adoption of the PetMed Express, Inc. 2006
       Outside Director Equity Compensation Restricted Stock Plan, and

   5. To transact any other business as may properly come before the meeting.

   These items are described in this proxy statement.

   Only stockholders of record at the close of business on Tuesday, June 6, 2006, the record date, are entitled to notice of and to vote at the annual meeting. Each stockholder of record on the record date is entitled to one vote for each share of Common Stock held. On June 6, 2006, there were 24,009,706 shares of Common Stock issued and outstanding.

   A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, during normal business hours, at the Company's principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. This list will also be available to stockholders at the annual meeting.

       I would like to extend a personal invitation for you to join us at our annual meeting. Your vote is important to us and to our business. I encourage you to sign and return your proxy card prior to the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend. If you attend, you may withdraw your proxy and vote in person.

       This proxy statement and our 2006 Annual Report to Stockholders on Form 10-K are being distributed on or about June 23, 2006.

                                   By Order of the Board of Directors,


                                   MENDERES AKDAG
                                   Chief Executive Officer,
                                   President and Director

Pompano Beach, Florida
June 23, 2006

                           TABLE OF CONTENTS

                                                                  Page

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING                 1

ITEM 1 - ELECTION OF DIRECTORS                                     4

ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM                                  4

ITEM 3 - APPROVAL OF THE EMPLOYEE EQUITY COMPENSATION
RESTRICTED STOCK PLAN                                              4

ITEM 4 - APPROVAL OF THE OUTSIDE DIRECTOR EQUITY COMPENSATION
RESTRICTED STOCK PLAN                                              6

DIRECTORS AND EXECUTIVE OFFICERS                                   9

BOARD GOVERNANCE AND OPERATIONS                                    10

       Corporate Code of Business Conduct and Ethics               10
       Policy with Regard to the Consideration of Director
          Candidate Recommendations by our Stockholders            11
       Stockholder Communications with the Board                   11
       Meetings of the Board of Directors                          11
       Committees of the Board of Directors                        12

REPORT OF THE AUDIT COMMITTEE                                      13

PRINCIPAL ACCOUNTANT FEES AND SERVICES                             14

       Pre-Approval Policy for Services of Independent
          Registered Public Accounting Firm                        15

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT      16

       Section 16(a) Beneficial Ownership Reporting Compliance     16

REPORT OF THE COMPENSATION COMMITTEE                               17

EXECUTIVE COMPENSATION                                             18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                     19

PERFORMANCE GRAPH                                                  20

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE
ACTED UPON                                                         21

OTHER MATTERS                                                      21
EXHIBIT A - 2006 EMPLOYEE EQUITY COMPENSATION RESTRICTED
STOCK PLAN                                                         22

EXHIBIT B - 2006 OUTSIDE DIRECTOR EQUITY COMPENSATION
RESTRICTED STOCK PLAN                                              28

                        QUESTIONS AND ANSWERS
                     ABOUT THE MEETING AND VOTING

What am I voting on?

   * To elect five directors to our Board of Directors (Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, Robert
      C. Schweitzer).
   * To ratify the appointment of Goldstein Golub Kessler LLP as our independent registered public accounting firm.
   * To approve the adoption of the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan.
   * To approve the adoption of the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan.

What is a proxy?

   It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer and Alison Berges, our Corporate Secretary and General Counsel, as proxies for the 2006 Annual Meeting of Stockholders.

How will my proxy vote my shares?

   Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote "FOR" these items. Also, your proxy is authorized to vote on any other business that properly comes before the annual meeting in accordance with the recommendation of our Board of Directors.

Why did I receive this proxy statement?

   Our Board of Directors is soliciting your proxy to vote at the annual meeting because you were a stockholder of record at the close of business on June 6, 2006, the record date, and are entitled to vote at the meeting. This proxy statement and the 2006 Annual Report to Stockholders, along with either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about June 23, 2006. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

   If your shares are registered directly in your name with our transfer agent, Florida Atlantic Stock Transfer, Inc., you are considered, with respect to those shares, the "stockholder of record." The proxy statement, annual report and proxy card have been sent directly to you by us.

   If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the "beneficial owner" of shares held in the "street name." The proxy statement and annual report have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

   If your shares are held in the street name, through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Stockholders of record can vote as follows:

   * By Mail: Stockholders should sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
   * At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card.

Who is entitled to vote and how many votes do they have?

   Holders of our common stock as of the close of business on June 6, 2006, the record date, are entitled to vote at the annual meeting. Each share of our Common Stock is entitled to one vote. As of the record date, 24,009,706 shares of our Common Stock were outstanding and entitled to vote at the annual meeting.

May I change my vote after I return my proxy card?

   Yes, you may change your vote at any time before your shares are voted at the annual meeting by:

   * Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069 that you are revoking your proxy;
   *  Executing and delivering a later dated proxy card; or
   *  Voting in person at the annual meeting.

   However, if you have shares held through a brokerage firm, bank or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders?

   Shares representing the majority of the total outstanding votes present or represented by proxy constitute a quorum. If you vote or return a proxy card, your shares will be considered part of the quorum.

What vote is required for approval of the proposals?

   At the annual meeting, directors will be elected by a plurality of votes cast. Only votes cast "FOR" or "AGAINST" will affect the outcome of this proposal. Therefore, the five directors who receive the greatest number of votes cast "FOR" the election of directors will be elected to serve as directors.

   Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy, and entitled to vote on the matter.

   Adoption of the 2006 Employee Equity Compensation Restricted Stock Plan requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy, and entitled to vote on the matter, and adoption of the 2006 Outside Director Equity Compensation Restricted Stock Plan requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy, and entitled to vote on the matter.

How are abstentions and broker non-votes counted?

    Abstentions are considered shares present at the annual meeting in person or by proxy, and will be counted for purposes of determining whether a quorum is present. Abstentions will have no effect on the election of directors, but will have the effect of a vote "AGAINST" ratification of the appointment of our independent registered public accounting firm, the approval of the Employee Equity Compensation Restricted Stock Plan and the approval of the Outside Director Equity Compensation Restricted Stock Plan.

   Broker non-votes refer to PetMed's shares held in street name by a brokerage firm or nominee (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting. If your shares are held in street name, the broker or nominee in whose name your shares are held is permitted to vote your shares on the matters to be voted upon at the annual meeting, even if you have not provided specific direction on how your shares should be voted.

Who will count the votes?

   A representative of The Altman Group, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary and General Counsel, Alison Berges, will tabulate the votes and act as inspector of election.

What happens if a nominee for director is unable to serve as a director?

   If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by our Board of Directors, unless our Board of Directors reduces the number of directors. Under the policies of our Board of Directors, directors are expected to attend regular board meetings, board committee meetings and our annual stockholders meeting.

How do I get an admission card to attend the annual meeting?

   If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting. If you own shares in the street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time or you want to attend the meeting but not vote in person, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in the street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

   You will also need to bring a photo ID to gain admission.

Who is soliciting my proxy and who pays the cost?

   PetMed Express, Inc. and the Board of Directors are soliciting your proxy. The cost of soliciting proxies will be borne by the Company. PetMed Express, Inc. will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

   In addition, to assist in the solicitation of proxies from brokers, bank nominees, and other institutional holders, and from other stockholders, the Company has engaged The Altman Group for a fee not to exceed $6,500 plus out-of-pocket expenses.

When are stockholder proposals due for next year's annual meeting?

   Pursuant to Rule 14a-8 under the Securities Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the 2007 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. Proposals that stockholders wish to be included in next year's Proxy Statement for the annual meeting to be held in 2007 must be received at the Company's principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069, addressed to the Corporate Secretary's attention, no later than March 15, 2007.

Can different stockholders sharing the same address receive only one Annual Report and Proxy Statement?

   Yes. The Securities and Exchange Commission permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more security holders sharing the same address by delivering only one proxy statement and annual report to that address. This process which is commonly referred to as "householding" can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card.

   Certain of our stockholders whose shares are held in the street name and who have consented to householding will receive only one set of our annual meeting materials per household this year. If your household received a single set of our annual meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank or other nominee. If you own your shares in the street name, you can request householding by calling or writing your broker, bank or other nominee.

                  ITEM 1 - ELECTION OF DIRECTORS

   The Board of Directors unanimously recommends a vote "FOR" the election of the following directors:

   Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer.

   Each of the nominated directors has agreed to serve if elected. If elected the directors will serve until the next annual meeting of stockholders or until the director is succeeded by another director who has been elected. However, if for some reason one or more of them is unable to accept nomination, or election, proxies will be voted for the election of a nominee(s) designated by our Board of Directors. Biographical information for each of the nominees is presented below.

   ITEM 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
                      PUBLIC ACCOUNTING FIRM

   The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm.

   The Audit Committee has appointed and approved Goldstein Golub Kessler LLP to audit our fiscal year 2007 consolidated financial statements. Representatives of the firm will be available at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

         ITEM 3 - APPROVAL OF THE EMPLOYEE EQUITY COMPENSATION
                        RESTRICTED STOCK PLAN

   The Board of Directors unanimously recommends a vote "FOR" the approval of the Employee Equity Compensation Restricted Stock Plan.

APPROVAL OF 2006 EMPLOYEE EQUITY COMPENSATION RESTRICTED STOCK PLAN

   The Board of Directors of the Company has adopted the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan (the "Plan"), subject to the approval of the Company's stockholders. If the stockholders approve the Plan, it will become effective on July 28, 2006. If stockholders do not approve the Plan, the Plan will have no effect.

   The purpose of the Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Stock. All employees will be eligible to receive awards ("Awards") under the Plan, which consist of grants of Restricted Stock. Awards may be made under the Plan until July 28, 2016.

   The following is a summary of the material terms and provisions of the Plan and the tax consequences to the Company and to those employees who receive Awards of Restricted Stock under the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Exhibit A. To the extent that there is a conflict between this summary and the Plan, the terms of the Plan will govern.

Description of the Restricted Stock Plan

Administration.  The Plan shall be administered by the Compensation
--------------
Committee of the Board of Directors, each of whom is a "non-employee director" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Committee"). The Committee shall have the sole authority to (i) award shares under the Plan; (ii) consistent with the Plan, determine the provisions of the shares to be awarded, the restrictions and other terms and conditions applicable to each award of shares under the Plan; (iii) interpret the Plan, the instruments evidencing the restrictions imposed upon stock awarded under the Plan and the shares awarded under the Plan; (iv) adopt, amend and rescind rules and regulations for the administration of the Plan; and (v) generally administer the Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants.

Eligibility.  All employees, including officers, of the Company who
-----------
are, from time to time, responsible for the management, growth and protection of the business of the Company shall be eligible for awards of stock under the Plan. No member of the Board of Directors of the Company shall be eligible to participate in the Plan unless such director is also an employee of the Company. The employees who shall receive awards under the Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be awarded to each such employee selected.

Awards.  The shares that may be awarded under the Plan (without
------
payment by participants) ("Restricted Stock") shall be the common stock, par value $.001 per share, of the Company ("Common Stock"), and shall be authorized, but un-issued, shares. The maximum number of shares of Common Stock that may be awarded hereunder (subject to any adjustments as provided below) shall not in the aggregate exceed 1,000,000 shares.

Written Agreements.  The terms and conditions of each Award, including
------------------
those related to the Restriction Period, will be set forth in a written agreement executed by the Company and employee.

Transfer Restrictions.   No share awarded under the 2006 Plan shall be
---------------------
sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

Restrictions and Restriction Period.  In addition to such other terms,
-----------------------------------
conditions and restrictions as may be imposed by the Committee and contained in the written instrument under which Awards of Common Stock are made pursuant to the Plan, (i) no Common Stock so awarded shall be restricted for a period (the "Restriction Period") of less than one year or more than ten years unless otherwise specified by the Committee; and (ii) except as provided in the Plan, and described below under "Accelerated Vesting; Forfeiture", the recipient of the Award shall remain in the employ of the Company during the Restriction Period or otherwise forfeit all right, title and interest in and to the Restricted Stock subject to such restrictions.

Stock Certificates; Escrow.  Certificates representing the Restricted
--------------------------
Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and PetMed shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Accelerated Vesting; Forfeiture.  Each outstanding Award shall become
-------------------------------
immediately vested and unrestricted upon the occurrence of a change in control of the Company, upon the death or permanent disability, of the employee, or if the employee is terminated without cause. Shares of Restricted Stock shall be forfeited in the event the employee voluntarily resigns or is terminated for cause during the Restriction Period. If the Restricted Stock fails to vest as specified in the applicable award agreement, the shares of Restricted Stock will be canceled and forfeited by the employee. All shares of Restricted Stock that are canceled or forfeited will be available for future Awards under the Plan.

Voting and Dividend Rights.  Prior to the vesting of any Restricted
--------------------------
Stock Awards under this Plan, a participant will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of PetMed's stockholders. As a condition to the grant of the Award under the Plan, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant's right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

Federal Income Tax Consequences

   The following discussion of the federal tax consequences of the Plan is based on the provisions of the Internal Revenue Code (the "Code") currently in effect, current regulations, and administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and does not consider the potential impact of state or local tax laws. It is not intended to be a complete discussion of all of the United States income tax consequences of the Plan or of all of the requirements that must be satisfied to qualify for the tax treatment described in this discussion. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual holders of stock and the tax requirements applicable to residents of countries other than the United States.

 With respect to an Award, unless an employee makes an election under Section 83(b) of the Internal Revenue Code (an "83(b) election"), as described below, the employee will generally recognize ordinary compensation income in an amount equal to the fair market value of the shares subject to the grant of Restricted Stock at the time the Restricted Stock ceases to be subject to forfeiture. Dividends paid to an employee on the shares of Restricted Stock where no 83(b) election is made are treated as compensation income of the employee in the year received. The employee's holding period for long-term capital gains purposes will not begin to run until the stock becomes unrestricted.

   With respect to an Award, an employee may make an 83(b) election only with the prior approval of the Committee. If an employee makes an 83(b) election within the required period of thirty days after receipt of the Restricted Stock, the employee will be immediately taxed, as compensation income, on the fair market value of the Restricted Stock issued to such employee, valued on the date of grant. Any dividends received on stock subject to an 83(b) election will be treated as ordinary dividend income. Where an 83(b) election is made, an employee's holding period for long-term capital gains purposes begins to run on receipt of the Restricted Stock. A forfeiture of Restricted Stock after an 83(b) election is made, even though the employee has included the stock as income, does not entitle the employee to a tax deductible loss if no amount was paid for the Restricted Stock by the employee.

   Subject to the limitations on deductibility contained in Section 162(m) of the Code, the Company will receive a deduction for federal income tax purposes equal to the compensation income recognized by the employee receiving the Award.

Vote Required

   The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the Plan. Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the Plan.

     ITEM 4 - APPROVAL OF THE OUTSIDE DIRECTOR EQUITY COMPENSATION
                       RESTRICTED STOCK PLAN

   The Board of Directors unanimously recommends a vote "FOR" the approval of the Outside Director Equity Compensation Restricted Stock Plan.

APPROVAL OF 2006 OUTSIDE DIRECTOR EQUITY COMPENSATION RESTRICTED STOCK
PLAN

   The Board of Directors of the Company has adopted the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan (the "Director Plan"), subject to the approval of the Company's stockholders. If the stockholders approve the Director Plan, it will become effective on July 28, 2006. If stockholders do not approve the Director Plan, the Director Plan will have no effect.

   The purpose of the Director Plan is to promote the interests of the Company by attracting, retaining and compensating highly qualified individuals who are not employees or affiliates of PetMed or any of its subsidiaries, to serve as members of the Company's Board of Directors (the "Board"), and to enable them to increase their ownership of PetMed's Common Stock, thereby increasing their proprietary interest in PetMed and their identification with the interests of PetMed's stockholders. Awards may be made under the Director Plan until July 28, 2016.

   The following is a summary of the material terms and provisions of the Director Plan and the tax consequences to the Company and to those outside directors who receive Awards of Restricted Stock under the Director Plan. This summary is qualified in its entirety by reference to the Director Plan, a copy of which is attached to this Proxy Statement as Exhibit B. To the extent that there is a conflict between this summary and the Director Plan, the terms of the Director Plan will govern.

Description of the Restricted Stock Director Plan

Administration.  The Director Plan shall be administered by the Board.
--------------
The Board shall have the sole authority to (i) award shares of Common Stock ("Restricted Stock") under the Director Plan; (ii) interpret the Director Plan, the instruments evidencing the restrictions imposed upon shares of Common Stock with respect to which Restricted Stock Awards are awarded under the Director Plan; (iii) adopt, amend and rescind rules and regulations for the administration of the Director Plan; and (iv) administer the Director Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Board shall be binding upon all participants.

(a)   Initial Grants. Each person who was an Outside Director as of
      --------------
      July 28, 2006 will automatically be granted, as of the date on which stockholder approval of the Director Plan is obtained, a Restricted Stock Award of 5,000 shares of Common Stock, and the Grant Date with respect to such initial Restricted Stock Awards will be the date on which stockholder approval of the Director Plan is obtained.

(b)   Annual Grants. Thereafter, each person who is an Outside Director
      -------------
      following an annual meeting of Stockholders each year will automatically be granted a Restricted Stock Award of 5,000 shares of Common Stock (subject to change with Board approval), and the Grant Date with respect to each such Restricted Stock Awards will be the date on which the award is granted.

Eligibility.  Each "Outside Director" of PetMed shall be a participant
-----------
in the Director Plan. For purposes of the Director Plan, an "Outside Director" is any member of PetMed's Board who, as of the close of business on the date of the annual meeting of PetMed's stockholders, meets the definition of "Non-Employee Director" as set forth in Rule 16b-3(b)(3)(i) adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Awards.  The shares that may be awarded under the Director Plan
------
(without payment by participants) ("Restricted Stock") shall be the common stock, par value $.001 per share, of the Company ("Common Stock"), and shall be authorized, but un-issued, shares. The maximum number of shares of Common Stock that may be awarded hereunder (subject to any adjustments as provided below) shall not in the aggregate exceed 200,000 shares.

Written Agreements.  The terms and conditions of each Award, including
------------------
those related to the Restriction Period, will be set forth in a written agreement executed by the Company and the outside director.

Transfer Restrictions.  No share awarded under the Director Plan shall
---------------------
be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

Restrictions and Restriction Period.  In addition to such other terms,
-----------------------------------
conditions and restrictions as may be imposed and contained in the written instrument under which Awards of Common Stock are made pursuant to the Director Plan, (i) no Common Stock so awarded shall be restricted for a period (the "Restriction Period") of less than one year or more than ten years unless otherwise specified; and (ii) except as provided in the Director Plan, and described below under "Accelerated Vesting; Forfeiture", the recipient of the Award shall serve as an outside director for the Company during the Restriction Period or otherwise forfeit all right, title and interest in and to the Restricted Stock subject to such restrictions.

Stock Certificates; Escrow.  Certificates representing the Restricted
--------------------------
Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and PetMed shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Accelerated Vesting; Forfeiture.  Each outstanding Award shall become
-------------------------------
immediately vested and unrestricted upon the occurrence of a change in control of the Company, or upon the death or permanent disability of the participant. Shares of Restricted Stock shall be forfeited in the event that the participant ceases service as an outside director for any reason other than his or her death or permanent disability

Voting and Dividend Rights.  Prior to the vesting of any Restricted
--------------------------
Stock Awards under this Director Plan, a participant will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of PetMed's stockholders. As a condition to the grant of the Award under the Director Plan, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant's right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

Federal Income Tax Consequences

   The following discussion of the federal tax consequences of the Director Plan is based on the provisions of the Code currently in effect, current regulations, and administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and does not consider the potential impact of state or local tax laws. It is not intended to be a complete discussion of all of the United States income tax consequences of the Director Plan or of all of the requirements that must be satisfied to qualify for the tax treatment described in this discussion. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual holders of stock and the tax requirements applicable to residents of countries other than the United States.

   With respect to an Award, unless an participant makes an election under Section 83(b) of the Internal Revenue Code (an "83(b) election"), as described below, the participant will generally recognize ordinary compensation income in an amount equal to the fair market value of the shares subject to the grant of Restricted Stock at the time the Restricted Stock ceases to be subject to forfeiture. Dividends paid to a participant on the shares of Restricted Stock where no 83(b) election is made are treated as compensation income of the participant in the year received. The participant's holding period for long-term capital gains purposes will not begin to run until the stock becomes unrestricted.

   With respect to an Award, a participant may make an 83(b) election only with the prior approval of the Board. If a participant makes an 83(b) election within the required period of thirty days after receipt of the Restricted Stock, the participant will be immediately taxed, as compensation income, on the fair market value of the Restricted Stock issued to such participant, valued on the date of grant. Any dividends received on stock subject to an 83(b) election will be treated as ordinary dividend income. Where an 83(b) election is made, a participant's holding period for long-term capital gains purposes begins to run on receipt of the Restricted Stock. A forfeiture of Restricted Stock after an 83(b) election is made, even though the participant has included the stock as income, does not entitle the participant to a tax deductible loss if no amount was paid for the Restricted Stock by the participant.

   Subject to the limitations on deductibility contained in Section 162(m) of the Code, the Company will receive a deduction for federal income tax purposes equal to the compensation income recognized by the participant receiving the Award.

Vote Required; Board Recommendation

   The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the Director Plan. Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the Director Plan.

DIRECTORS AND EXECUTIVE OFFICERS

MENDERES AKDAG, age 45, has served as our Chief Executive Officer since March 2001 and as a member of our Board of Directors since November, 2002, and was appointed President in August 2005. Prior to joining PetMed Express, from November 2000 until March 2001, Mr. Akdag served as Chief Executive Officer of International Cosmetics Marketing Co. d/b/a Beverly Sassoon & Co., a publicly held (PS:SASN) direct sales company distributing skin care and nutritional products. From May 1991 until August 2000, Mr. Akdag was employed by Lens Express, Inc., a direct sales company distributing replacement contact lenses, serving as its President from May 1996 until August 2000, Chief Executive Officer and a member of the Board of Directors from August 1992 until May 1996, and Chief Financial Officer and a member of the Board of Directors from May 1991 until August 1992. On December 14, 1998, Netel Inc., a corporation in which Mr. Akdag served as a member of the Board of Directors, filed a Petition for Chapter 11 bankruptcy in the United States Bankruptcy Court Southern District of Florida. The proceeding was styled IN RE: NETEL, INC., CASE NO.98-28929-BKC-PGH. On July 19, 1999, the Bankruptcy Court entered an Order Confirming an Amended Chapter 11 Plan. On December 21, 1999, the Bankruptcy Court entered a Final Decree, Discharge of Trustee, and closed the case. Mr. Akdag holds a Bachelor of Science degree in Business Administration with a major in finance from the University of Florida.

FRANK J. FORMICA, age 62, has served as a member of our Board of Directors since August 2003. Mr. Formica has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration cases since 1999. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers ("NASD"), including Director of the NASD's Congressional and State Liaison Department, Director of the Corporate Finance Department, and Vice President and Deputy General Counsel.
Mr. Formica received his Juris Doctor degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a member of the New York State Bar.

GIAN M. FULGONI, age 58, has served as a member of our Board of Directors since November 2002. Mr. Fulgoni has been the Executive Chairman of ComScore Networks, Inc. since 1999. From 1981 until 1998, Mr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (NASDAQ: IRIC). He was a member of our Board of Directors from August 1999 through November 2000. Mr. Fulgoni served on the Board of Directors of Platinum Technology, Inc. from 1990 to 1999, U.S. Robotics, Inc. from 1991 to 1994, and Yesmail.com, Inc. in 1999. Educated in the United Kingdom, Mr. Fulgoni holds a Masters degree in Marketing from the University of Lancaster and a Bachelor of Science degree in Physics from the University of Manchester.

RONALD J. KORN, age 66, has served as a member of our Board of Directors since November 2002. Mr. Korn has been the President of Ronald Korn Consulting, a business consulting firm, since 1991. He served as the Managing Partner of KPMG, LLP's Miami office from 1985 to 1991. Mr. Korn held various positions including Partner with KPMG, an international accounting firm, from 1961 until 1991. He has served as a Director and Chairman of the Audit Committee of Ocwen Financial
Corporation (NYSE:OCN)   since July 2003.  He has also served as a
Director and Chairman of the Audit Committee of ComScore Networks, Inc. since November, 2005. Mr. Korn previously served as a Director and Chairman of the Audit Committee of a number of public companies and a privately held financial institution. Mr. Korn holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School.

MARC PULEO, M.D., age 42, has served as Chairman of our Board of Directors since our inception in January 1996. From January 1996 until March 2001, Dr. Puleo served as our Chief Executive Officer, from January 1996 to August 2005 as our President, and from January 1996 until May 2001 as our Treasurer. Dr. Puleo has also been the President of South Florida Anesthesia Professionals, an entity located in Fort Lauderdale, Florida, since founding that company in January 1996. Dr. Puleo was Vice President of Dynamic Press, Inc., an offset printing and direct marketing company, from June 1997 until June 1998. Dr. Puleo, an anesthesiologist, was employed with Anesthesia Professional Association, North Ridge Medical Center and North Ridge Outpatient Surgery Center from December 1994 through December 1995. Dr. Puleo was an anesthesia resident with the University of Illinois Hospitals and Clinics, the Michael Reese Hospital, the Westside Veteran's Administration Hospital, the University of Illinois Eye and Ear Infirmary, the Nathan Cummings Surgicenter, and the University of Illinois Pain Clinic, all located in the Chicago, Illinois area, from July 1991 through June 1994. Dr. Puleo received his medical degree from the University of Illinois College of Medicine, Chicago, Illinois.

ROBERT C. SCHWEITZER, age 60, has served as a member of our Board of Directors since November 2002. Mr. Schweitzer has been the Florida Regional President for Northwest Savings Bank since October 2005 following the sale of Equinox Bank where he was President and Chief Executive Officer, to Northwest Savings. From June 2004 to March 2005 he was a consultant to Equinox Bank (formerly Horizon Bank), and became President and Chief Executive Officer of Equinox Bank in March 2005. Mr. Schweitzer was the Regional President of Union Planters Bank for Broward and Palm Beach County Florida markets from April 1999 to December 2002. Prior to joining Union Planters, Mr. Schweitzer served as the Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank in Jacksonville, Florida from 1993 to 1999. Other positions held include Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C.; Senior Vice President and Manager of Central North America Real Estate for the First National Bank of Chicago, and Manager of Domestic Credit Process Review; and Senior Vice President and Manager of Central North American Banking for Wachovia Bank. Mr. Schweitzer holds a Masters degree in Business Administration from the University of North Carolina, and a Bachelor of Science degree from the United States Naval Academy.

BRUCE S. ROSENBLOOM, age 37, was appointed Chief Financial Officer in May 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom's duties included all internal and external reporting including all SEC filings and Annual Reports to Shareholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms. From August 1992 to May 1995, Mr. Rosenbloom was an Account Executive for MCI Telecommunications. Mr. Rosenbloom, a certified public accountant, received a Bachelor of Science degree in Accounting from Florida Atlantic University, Boca Raton, Florida in 1996 and a Bachelor of Arts degree in Economics from the University of Texas, Austin, Texas in 1992.

                 BOARD GOVERNANCE AND OPERATIONS

   The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board of Directors also oversees our strategic and business planning processes.

Corporate Code of Business Conduct and Ethics

   Our Board of Directors has adopted a Corporate Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees, including our principal executive officer, and principal financial and accounting officer. A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote:

   *  honest and ethical conduct;
   * full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements;
   *  compliance with applicable laws, rules and regulations;
   *  the prompt reporting of violation of the code; and
   * accountability for adherence to the Code of Business Conduct and Ethics.

   Our Corporate Code of Business Conduct and Ethics is filed with the Securities and Exchange Commission as Exhibit 14 to our Form 10-K for the year ended March 31, 2006. Anyone who wishes to receive a copy of our Corporate Code of Business Conduct and Ethics, without charge, can send a letter addressed to our General Counsel at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Policy with Regard to the Consideration of Director Candidate
Recommendations by our Stockholders

   The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our most recent annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate's resume or a listing of his or her qualifications to be a director,
(iv) the proposed candidate's written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate's independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate.

   Working closely with the full Board, the Corporate Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent Directors and the need for financial or other specialized expertise.

Stockholder Communications with the Board

   PetMed provides an informal process for stockholders to send communications to our Board of Directors. Stockholders who wish to communicate directly with our Board of Directors, or specified individual directors, may do so in writing to the Board of Directors or individual director in c/o Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Corporate Governance and Nominating Committee.

Meetings of the Board of Directors

       During the fiscal year ended March 31, 2006, there were four meetings of our Board of Directors, and the Board took action five times by written consent in lieu of a meeting. Each director attended all of the meetings of the Board and meetings held by committees on which he served. Members of the Board are required to attend the annual meeting of stockholders. A director who is unable to attend our annual meeting of stockholders is expected to notify the Board in advance of the meeting.

Committees of the Board of Directors

   Our Board of Directors maintains three standing committees, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. All members of the committees are independent directors within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 and satisfy the independence standards of NASDAQ Marketplace Rules 4200. The following table shows the present members of each committee, the number of committee meetings held during FY
2006 and the functions performed by each committee:

Committee                              Functions
---------                              ---------
Audit
 Oversees the Company's systems of internal
                                         controls regarding finance, accounting and
Number of Meetings during FY 2006: 8     legal compliance

 Oversees the Company's auditing, accounting
Members:                                 and financial reporting processes generally
Ronald J. Korn*, Financial Expert (1)
 Oversees the Company's financial statements
Robert C. Schweitzer                     and other financial information provided by
Gian M. Fulgoni                          the Company to its stockholders, the public
                                         and others

 Oversees the Company's compliance with legal
                                         and regulatory requirements

 Oversees the performance of the Company's
                                         independent auditors

 Conducts an annual performance evaluation
                                         of the Committee

Compensation
 Establishes, in consultation with senior
                                         management, the Company's general compensation
Number of Meetings during FY 2006: 3     philosophy, and oversees development and
                                         implementation of the compensation programs
Members:
 Reviews and approves corporate goals and
Robert C. Schweitzer*                    objectives relating to the compensation of
Ronald J. Korn                           the Company's CEO
Gian M. Fulgoni
 Recommends, subject to Board approval,
                                         salaries and other compensation matters for
                                         executive and other senior officers

 Approves annual incentive plans for the
                                         Company's officers and employees, grants
                                         stock options to directors, officers and
                                         employees and supervises administration of
                                         employee benefit plans

 Oversees, in consultation with management,
                                         regulatory compliance with respect to
                                         compensation matters

 Reviews and approves any severance or similar
                                         termination payment proposed to be made
                                         to any Company executive or senior officer

 Recommends, subject to the approval of the
                                         Board of Directors, compensation for directors

Corporate Governance and Nominating
 Conducts an annual performance evaluation of the
                                         Committee
Number of Meetings during FY 2006: 1
 Recommends the slate of director nominees for
                                         election to Board of Directors
Members:
 Identifies and recommends candidates to fill
Frank J. Formica*                        vacancies occurring between annual shareholders
Gian M. Fulgoni                          meetings
Robert C. Schweitzer
 Develops and recommends to the Board of
Ronald J. Korn                           Directors corporate governance principles

 Leads annual review of performance of Board of
                                         Directors
* Chairman



(1) The Board considers Mr. Korn to be an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K. In general, an "audit committee financial expert" is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company's financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An "audit committee financial expert" may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

   In addition to the above standing committees, the Board of Directors determined that it was advisable and in the best interest of the Company to form an Investment Committee, with the primary purpose of such Committee to establish policies and guidelines for the investment of excess cash held by or available to the Company and to revise or update such policies and guidelines whenever, in the judgment of the Committee, it is appropriate to do so. The Committee is comprised of Menderes Akdag, Robert C. Schweitzer and Ronald J. Korn. Mr. Akdag and Bruce S. Rosenbloom, the Company's Chief Financial Officer, are authorized to take any and all action that is necessary to implement any recommendation of the Investment Committee as approved by the Board of Directors. The Investment Committee had one meeting during FY 2006.

                  REPORT OF THE AUDIT COMMITTEE

   The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

   The Securities and Exchange Commission rules require us to include in this proxy statement a report from the Audit Committee of our Board of Directors. The following report concerns the Audit
Committee's activities regarding oversight of our financial reporting and auditing process.

   The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of the Nasdaq National Market and under Securities Exchange Act Rule 10A-3(b)(1), and it operates under a written charter adopted by the Company's Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

   As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Goldstein Golub Kessler LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States.

   The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee's members in business, financial and accounting matters.

   Among other matters, the Audit Committee monitors the activities and performance of the Company's independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal compliance programs.

   The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management and the independent registered public accounting firm, management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

   Goldstein Golub Kessler LLP, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Goldstein Golub Kessler LLP the firm's independence.

   Following the Audit Committee's discussions with management and Goldstein Golub Kessler LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the fiscal year ended March 31, 2006.

                                       Audit Committee

                                       RONALD J. KORN, Chairman
                                       ROBERT C. SCHWEITZER
                                       GIAN M. FULGONI


                PRINCIPAL ACCOUNTANT FEES AND SERVICES

       The following table sets forth the fees billed to us by Goldstein Golub Kessler LLP ("GGK"), our independent registered public accounting firm, as of and for the fiscal years ended March 31, 2006 and March 31, 2005:

                           For the Year Ended
                                March 31,
                           2006            2005
                        ---------       ----------
Audit fees              $ 199,500       $   65,294
Audit-related fees           -                -
Tax fees                     -                -
All other fees               -                -
                        ---------       ----------
                        $ 199,500       $   65,294
                        =========       ==========

   Audit fees billed by GGK related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2006 and the audit of our annual consolidated financial statements for the fiscal year ended March 31, 2005. Audit fees included the review of our Annual Report on Form 10-K, and the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2004 and 2005.

   Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services, Inc., from which it leased auditing staff who were full-time, permanent employees of American Express Tax and Business Services, Inc. and through which its partners provide non-audit services. Subsequent to September 30, 2005, this relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc. GGK has no full-time employees and therefore none of the audit services performed were provided by full-time, permanent employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

   Other services, which do not include Financial Information System Design and Implementation fees, have been provided by American Express Tax and Business Services, Inc. or RSM McGladrey, Inc.

Pre-Approval Policy for Services of Independent Registered Public
Accounting Firm

The Audit Committee shall:

   * Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm.

   * Select, evaluate, and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for shareholder approval. The Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm. The following sets forth what the Committee shall do in order to fulfill its responsibilities and duties with respect to the independent registered public accounting firm: be directly responsible for the appointment, compensation approval and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing its audit report or related work.

   * Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent registered public accounting firm,
      (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

   * Review the performance of the Company's independent registered public accounting firm on at least an annual basis.

   * On an annual basis, review and discuss with the independent registered public accounting firm all relationships the independent registered public accounting firm have with the Company in order to evaluate the independent registered public accounting firm's continued independence. The Committee: (i) shall ensure that the independent registered public accounting firm submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent registered public accounting firm; (ii) shall discuss with the independent registered public accounting firm any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm; and (iii) shall satisfy itself as to the independent registered public accounting firm's independence.

   * At least annually, obtain and review an annual report from the independent registered public accounting firm describing: (i) the independent registered public accounting firm's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues.

   * Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company's independent registered public accounting firm, has not performed audit services for the Company for each of the five previous fiscal years.

   * Review all reports required to be submitted by the independent registered public accounting firm to the Committee under Section 10A of the Securities Exchange Act of 1934.

   * Review, based upon the recommendation of the independent registered public accounting firm and management, the scope and plan of the work to be done by the independent registered public accounting firm for each fiscal year.

   Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Goldstein Golub Kessler LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm.

       BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following table sets forth information regarding beneficial ownership of our Common Stock as of June 6, 2006, by each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding Common Stock, by each of our executive officers and directors, and by all executive officers and directors as a group. In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire our Common Stock that are exercisable currently or become exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on information furnished by these owners, have sole investment, dispositive and voting power with respect to these shares, except as otherwise provided by community property laws where applicable.
Unless otherwise indicated below, the address for each person is 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.


                                                 Aggregate Number of    Percent of
                                                        Shares            Shares
Name and Address of Beneficial Owner             Beneficially Owned     Outstanding
------------------------------------             ------------------     -----------
Tricon Holdings, LLC                                 2,902,500 (1)         12.1%
Marc Puleo, M.D.                                       649,964 (2)          2.7%
Menderes Akdag                                         586,666 (3)          2.4%
Gian M. Fulgoni                                         43,334 (4)           *
Bruce S. Rosenbloom                                     42,333 (5)           *
Robert C. Schweitzer                                    35,334 (6)           *
Ronald J. Korn                                          33,334 (7)           *
Frank J. Formica                                        15,000 (8)           *
All executive officers and directors as
  a group (seven persons)                            1,405,965 (9)          5.8%

------------------------

*  Less than 1% of the issued and outstanding shares.

(1)   Emel Yesil and Ragip Devres are the managers of Tricon
      Holdings, LLC ("Tricon"). Creslin Limited ("Creslin") is the sole member (shareholder) of Tricon. Mr. Robert G. Guest is the officer, and Mr. Guest and Christopher J. Pitaluga are the directors of Creslin. Creslin Limited Trust, established by Mustafa Yesil, owns 99% of Creslin. Abacus Trustees (Gibraltar) Limited is the trustee and Emel Yesil and Engin Yesil are the beneficiaries of the Creslin Limited Trust. Emel Yesil and Engin Yesil are Mustafa Yesil's daughter and son, respectively. The address for Tricon is 1020 N.W. 163rd Drive, Miami, FL 33169.
(2)   Dr. Puleo's holdings include 549,964 shares of our Common
      Stock held by Marpul Trust, a trust established by Dr. Puleo under an agreement dated September 3, 1999 and of which he is the beneficiary. Southpac Trust International, Inc. is a trustee of the Marpul Trust, and has voting and dispositive control over the securities of PetMed held by the Trust. Dr. Puleo's holdings also include vested options to purchase 20,000 shares of Common Stock at $1.05 per share until May 2007 and 80,000 shares of Common Stock at $1.05 per share until May 2008.
(3) Mr. Akdag's holdings include vested options to purchase 83,333 shares of our Common Stock at $10.64 per share until March 2008 and 83,333 shares of our Common Stock at $10.64 per share until March 2009, but exclude options to purchase an additional 83,334 shares of our Common Stock at $10.64 per share, which have not yet vested.
(4)   Mr. Fulgoni's holdings include vested options to purchase
      6,667 shares of our Common Stock at $8.90 per share until June 2008 and 6,667 shares of our Common Stock at $6.60 per share until May 2009, but exclude options to purchase an additional 13,333 shares of our Common Stock at $8.90 per share and 13,333 shares of our Common Stock at $6.60, which have not yet vested.
(5) Mr. Rosenbloom's holdings include vested options to purchase 5,000 shares of our Common Stock at $3.45 until June 2008, 6,000 shares of our Common Stock at $8.90 until June 2008, and 6,667 shares of our Common Stock at $6.60 until May 2009, but exclude options to purchase an additional 5,000 shares of our Common Stock at $3.45 per share, 12,000 of our Common Stock at $8.90, and 13,333 of our Common Stock at $6.60, which have not yet vested.
(6) Mr. Schweitzer's holdings include vested options to purchase 6,667 shares of our Common Stock at $8.90 per share until June 2008 and 6,667 shares of our Common Stock at $6.60 per share until May 2009, but exclude options to purchase an additional 13,333 shares of our Common Stock at $8.90 per share and 13,333 shares of our Common Stock at $6.60, which have not yet vested.
(7)   Mr. Korn's holdings include vested options to purchase
      5,000 shares of our Common Stock at $1.90 until November 2008, 6,667 shares of our Common Stock at $8.90 per share until June 2008 and 6,667 shares of our Common Stock at $6.60 per share until May 2009, but exclude options to purchase an additional 13,333 shares of our Common Stock at $8.90 per share and 13,333 shares of our Common Stock at $6.60, which have not yet vested.
(8)   Mr. Formica's holdings include vested options to purchase
      5,000 shares of our Common Stock at $7.90 per share until August 2008, 3,333 shares of our Common Stock at $8.90 per share until June 2008, and 6,667 shares of our Common Stock at $6.60 per share until May 2009, but exclude options to purchase 10,000 shares of our common stock at $7.90 per share, 6,667 shares of our Common Stock at $8.90, and 13,333 shares of our Common Stock at $6.60, which have not yet vested.
(9)   Incorporates (1) through (8) above.

Section 16(a) Beneficial Ownership Reporting Compliance

   We became a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act") in March 2000. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Exchange Act through the fiscal year ended March 31, 2006, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2006.

                 REPORT OF COMPENSATION COMMITTEE

   The following Report of the Compensation Committee of our Board of Directors and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

   The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs, review the compensation of executive officers and directors, prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission and generally to provide assistance to the Board of Directors on compensation matters.

   During FY 2006, we recommended to the Board of Directors that the Company implement a 4% match of employee 401(k) contributions, that any future options granted have an expiration date of 10 years, with said options vesting equally in 1/3 increments (as is currently done), and that a proposal to our stockholders be made at the 2006 Annual Meeting concerning the issuance of restricted stock instead of options.

Components of Executive Compensation

   The basic components of executive compensation are:

   *  Annual Cash Compensation, specifically, base salary; and
   * Long-Term Incentive Compensation, specifically, stock options or restricted stock if approved by the stockholders.

Annual Cash Compensation - Base Salary

   The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives' salary increases do not follow a preset schedule or formula; however, the following will be considered when determining appropriate salary levels and increases: the individual's current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance.

   We exercise discretion in making salary decisions taking into account, among other things, each individual's performance and the Company's overall performance. With regard to individual performance of executive officers other than the Chief Executive Officer, we rely to a large extent on the Chief Executive Officer's evaluations of each individual executive officer's performance.

Long-Term Incentive Compensation - Stock Options

   Long-term incentives comprise the largest portion of the total compensation package for executives. The form of long-term incentives that has been used in the past for executives is stock options, and stock options may be used going forward along with Restricted Stock, if the Employee Equity Compensation Restricted Stock Plan is approved by the stockholders at the 2006 Annual Meeting. Grant levels will be determined for each executive based on individual performance and potential, history of past grants, time in current job and level of, or significant changes in, responsibility. The purpose of stock options is to provide equity compensation whose value is directly related to the creation of share-owner value. Stock options provide executives a vehicle to increase equity ownership and share in the appreciation of the value of Company stock.

                                     Compensation Committee

                                     ROBERT C. SCHWEITZER, Chairman
                                     RONALD J. KORN
                                     GIAN M. FULGONI

                      EXECUTIVE COMPENSATION

   The following table sets forth the annual and long-term compensation paid by the Company for services performed on our behalf for the last three completed fiscal years ended March 31, 2006, 2005, and 2004, with respect to our Chief Executive Officer and other officers serving as such who earned compensation greater than $100,000 in these fiscal years:

                          Summary Compensation Table

                             Annual Compensation         Long-Term Compensation
                             -------------------         ----------------------
                                                                        Awards      Payouts
                                                         Other         Securities
Name and Principal                                       Annual        Underlying     LTIP           All Other
   Position               Year     Salary     Bonus   Compensation($)  Options/SARs  Payouts ($)  Compensation ($)
   --------               ----     ------     -----   ---------------  ------------  -----------  ----------------
                                                                           (#)
                                                                           ---
Menderes Akdag            2006   $ 250,000    $  -          -               -           -              -
   Chief Executive        2005     250,000       -          -               -           -              -
   Officer and President  2004     201,731       -          -            250,000        -              -

Marc Puleo, M.D.          2006     150,000       -          -               -           -              -
   Chairman of Board      2005     150,000       -          -               -           -              -
                          2004     146,154       -          -               -           -              -

Bruce Rosenbloom          2006     135,156       850        -             20,000        -              -
   Chief Financial        2005     125,577       700        -             18,000        -              -
    Officer               2004     106,461     1,600        -             15,000        -              -

   The following table sets forth certain information for the fiscal year ended March 31, 2006, with respect to options granted to individuals named in the Summary Compensation Table above.

             Option Grants for Fiscal Year Ended March 31, 2006
                           Individual Grants

                                      Potential Realizable Value at Assumed
                                    Annual Rates of Stock Price Appreciation

                      Number of    % of Total
                     Securities     Options     Exercise
                     Underlying    Granted to     Price     Expiration
Name                Options (#)    Employees    ($/Share)     Date         0% ($)      5% ($)     10% ($)
-----               -----------    ---------    ---------   ----------   ---------   ---------   ---------

Bruce Rosenbloom    20,000  (1)       17%         $6.60     5/20/2009    $ 223,400   $ 241,170   $ 258,940
Menderes Akdag        -     (2)        -            -          -             -            -           -
Marc Puleo, M.D.      -     (2)        -            -          -             -            -           -

(1)   The Company granted Mr. Rosenbloom options to purchase 20,000 shares of its Common Stock on May 20, 2005, under the Company's 1998 Stock Option Plan at an exercise price of $6.60 per share which will vest at the rate of 6,667, 6,667, and 6,666 options on each of May 20, 2006, 2007, and 2008.
(2)   No options were issued to the individual during fiscal 2006.

   The following table sets forth certain information with respect to the number of shares covered by both exercisable and unexercisable stock options held by the individuals named in the Summary
Compensation Table as of March 31, 2006. Also reported are the values for "in-the-money" stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our Common Stock as of March 31, 2006 ($ per share).

        Aggregate Option Exercises and Fiscal Year-End Option Values

                                                 Number of  Securities           Value of Unexercised
                                                 Underlying Unexercised          In-the-Money Options
                                              Options at Fiscal Year End (#)  at  Fiscal Year End ($) (1)
                                              ------------------------------  ---------------------------
                     Shares
                  Acquired on      Value
Name              Exercise (#)   Realized ($)  Exercisable  Unexercisable     Exercisable  Unexercisable
-----             ------------   ------------  -----------  -------------     -----------  -------------

Menderes Akdag         -         $     -          166,667       83,333        $ 1,188,336   $   594,164
Marc Puleo, M.D.    190,000         2,588,600     100,000         -             1,672,000       -
Bruce Rosenbloom     31,668           348,189      31,000       45,000            348,220       289,740

(1) Represents the difference between the closing price ($17.77) of the Company's Common Stock on March 31, 2006, the last trading day of the Company's 2006 fiscal year, and the exercise price of the options.

Employment Agreement with Menderes Akdag, Chief Executive Officer and
President

   On March 16, 2001, the Company had entered into an employment agreement with its current Chief Executive Officer, Menderes Akdag. Under the terms of this three-year agreement the Company paid Mr. Akdag an annual salary of $150,000 for the first six months of the agreement, and thereafter his annual salary was to be increased to $200,000. The Company also granted Mr. Akdag options to purchase 750,000 shares of its common stock under the Company's 1998 Stock Option Plan at an exercise price of $.32 per share, which vested at the rate of 187,500 options on each of March 16, 2001, 2002, 2003 and 2004.

   The agreement provided the following: the Company can terminate the employment of Mr. Akdag either upon mutual consent or for cause. If the Company should terminate Mr. Akdag for cause, or if Mr. Akdag should terminate the agreement without "good reason" as described in the employment agreement, no severance benefits would be paid. If the Company should terminate Mr. Akdag without cause, the Company would be required to give Mr. Akdag three months' notice and continue to compensate him under the terms of this employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary, and any previously granted but unvested options would immediately vest. If the Company should terminate Mr. Akdag for cause, as defined in the employment agreement, no severance benefits would be paid. The agreement can be terminated upon the mutual consent of the parties, or upon 90 days' notice by the Company during which time the Company would continue to compensate him under the terms of his employment agreement.

   On March 16, 2004, the Company amended Mr. Akdag's existing employment agreement. The amendments are as follows: the term of the agreement will be for three years, commencing on March 16, 2004; Mr. Akdag's salary will be increased to $250,000 per year throughout the term of the agreement, and Mr. Akdag shall be granted 250,000 incentive stock options under the Company's 1998 Stock Option Plan at an exercise price of $10.64 per share, which vest at the rate of 83,333 options on each of March 16, 2005 and 2006, and 83,334 options on March 16, 2007. All other terms of Mr. Akdag's original employment agreement remain in effect.

Directors' Compensation

   Each member of our Board of Directors who is not employed by us receives an annual retainer of $10,000 per year, paid quarterly. Additionally, upon initial election to the Board of Directors, each director not employed by us was granted 30,000 stock options, under our 1998 Stock Option Plan, to purchase our Common Stock, at an exercise price equal to the fair market value of the stock at the time of granting, with the options vesting equally over a three-year period. From time to time at the discretion of the Board, additional options may be issued in the future. We also pay the reasonable travel and accommodation expenses of directors in connection with their participation in meetings of the Board of Directors.

1998 Stock Option Plan

   The Company established the 1998 Stock Option Plan (the "Option Plan") effective July 31, 1998, which provides for the issuance of qualified options to officers and key employees, and nonqualified options to directors, consultants and other service providers. The Company has reserved 5,000,000 shares of common stock for issuance under the Option Plan. The exercise prices of options issued under the Option Plan must be equal to or greater than the market price of the Company's common stock as of the date of issuance.

Compensation Committee Interlocks and Insider Participation

   During the fiscal year ended March 31, 2006, Robert C. Schweitzer, Ronald J. Korn and Gian M. Fulgoni served on the Compensation
Committee. All members of the Compensation Committee are independent. Accordingly, insiders do not participate in compensation decisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Our Board's policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party. Our Board, by a vote of the disinterested directors, must approve all related party transactions, recommended by the Audit Committee. Since the beginning of the Company's last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.

                         PERFORMANCE GRAPH

   Set forth below is a graph comparing the cumulative performance of our Common Stock with the Standard & Poor's Composite-500 Stock Index (the "S&P 500") and the Nasdaq Composite (the "NASDAQ") from March 31, 2001 to March 31, 2006. The graph assumes that $100 was invested on March 31, 2001 in each of our Common Stock, the S&P 500 and the NASDAQ and that all dividends were reinvested.


                             [LINE GRAPH]


Value of $100 Investment made March 31, 2001


                      3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005 3/31/2006
                      --------- --------- --------- --------- --------- ---------
Nasdaq Composite        100.00    100.30     72.88    108.40    108.60    127.10
S&P 500                 100.00     98.88     73.10     97.06    101.70    101.70
PetMed Express, Inc.    100.00     85.29    251.60   1173.00    790.00   1894.00

              INTEREST OF CERTAIN PERSONS IN OPPOSITION
                     TO MATTERS TO BE ACTED UPON

   Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the board.

                           OTHER MATTERS

   Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the Board of Directors at the annual meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

   A copy of our annual report on Form 10-K for the year ended March 31, 2006, exclusive of certain exhibits filed with the Securities and Exchange Commission, accompanies this proxy statement These exhibits, as well as our interim quarterly reports on Form 10-Q, are available without charge to stockholders through our website at http://www.1800PetMeds.com, or upon written request to the Corporate
--------------------------
Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. The information on our website is not a part of this proxy statement. Copies of our filings are also available at the Securities and Exchange Commission website at http://www.sec.gov.
------------------

                                  By Order of the Board of Directors,



                                  MENDERES AKDAG
                                  Chief Executive Officer,
                                  President and Director

Pompano Beach, Florida
June 23, 2006

                                                           EXHIBIT A

                          PETMED EXPRESS, INC.
                  2006 EMPLOYEE EQUITY COMPENSATION
                         RESTRICTED STOCK PLAN

1. PURPOSE OF PLAN

   The purpose of the PetMed Express, Inc. 2006 Restricted Stock
Plan (the "2006 Plan"), which is being established by PetMed Express, Inc. on behalf of itself, its subsidiaries and affiliates (collectively, the "Company"), is to secure and retain employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Stock.

2. STOCK SUBJECT TO THE 2006 PLAN

   The shares that may be awarded under the 2006 Plan (without payment by participants) shall be the common stock, par value $.001 per share, of the Company ("Common Stock"), and shall be authorized, but un-issued, shares. The maximum number of shares of Common Stock that may be awarded hereunder (subject to any adjustments as provided below) shall not in the aggregate exceed 1,000,000 shares. Shares of Common Stock forfeited as a result of a participant's termination of employment shall again become available for award under the 2006 Plan.

3. ADMINISTRATION

   The 2006 Plan shall be administered by the Compensation Committee of the Board of Directors, each of whom is a "non-employee director" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Committee"). No member of the Committee shall be eligible to participate in the 2006 Plan.

   The Committee shall have the sole authority to (i) award shares of Common Stock ("Restricted Stock") under the 2006 Plan; (ii) consistent with the 2006 Plan, determine the provisions of the shares to be awarded, the restrictions and other terms and conditions applicable to each award of shares under the 2006 Plan; (iii) interpret the 2006 Plan, the instruments evidencing the restrictions imposed upon stock awarded under the 2006 Plan and the shares awarded under the 2006 Plan; (iv) adopt, amend and rescind rules and regulations for the administration of the 2006 Plan; and (v) generally administer the 2006 Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants. Committee decisions and selections shall be made by a majority of its members present at the meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.

4. ELIGIBILITY

   All employees, including officers, of the Company who are, from time to time, responsible for the management, growth and protection of the business of the Company shall be eligible for awards of stock under the 2006 Plan. No member of the Board of Directors of the Company shall be eligible to participate in the 2006 Plan unless such director is also an employee of the Company. The employees who shall receive awards under the 2006 Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be awarded to each such employee selected. The Committee may, within the terms of the 2006 Plan, be selective and non-uniform with respect to its determination of the amount of awards and the eligible employees to whom such awards are made.

5. RIGHTS WITH RESPECT TO SHARES

   A participant to whom an award of Restricted Stock has been made under the 2006 Plan will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive, subject to the following sentence, such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of the Company's stockholders. As a condition to the grant of the award under the 2006 Plan, and without limiting the provisions of Section 7(b) hereof, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant's right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

6. INVESTMENT REPRESENTATION

   If the shares of Common Stock that have been awarded to an employee pursuant to the terms of the 2006 Plan are not registered under the Securities Act of 1933, as amended, pursuant to an exemption from registration, such employee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such employee pursuant to the 2006 Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and (ii) that such employee has acquired such shares of Common Stock for the participant's own account and not with a view to the distribution thereof.

7. RESTRICTIONS

(a) Terms, Conditions and Restrictions. In addition to such other terms, conditions and restrictions as may be imposed by the Committee and contained in the instrument under which awards of Common Stock are made pursuant to the 2006 Plan, (i) no Common Stock so awarded shall be restricted for a period (the "Restriction Period") of less than one year or more than ten years unless otherwise specified by the Committee; and (ii) except as provided in paragraph (e) below, the recipient of the award shall remain in the employ of the Company during the Restriction Period or otherwise forfeit all right, title and interest in and to the shares subject to such restrictions.

(b) Transferability Restriction. No share awarded under the 2006 Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

(c) Agreements; Stock Legend. As a condition to the grant of an award under the 2006 Plan, each eligible employee selected to participate shall execute and deliver to the Company an agreement in form and substance satisfactory to the Committee reflecting the conditions and restrictions imposed upon the Common Stock awarded. Certificates for shares of Common Stock delivered pursuant to such awards may, if the Committee so determines, bear a legend referring to the restrictions and the instruments to which such awards are subject.

(d) Additional Conditions. In the agreements evidencing awards or otherwise, the Committee may impose such other and additional terms, conditions and restrictions upon the award as it, in its discretion, deems appropriate including, without limitation, that the Company shall have the right to deduct from payments of any kind due to the participant, any federal, state or local taxes of any kind required by law to be withheld with respect to the shares awarded.

(e) Lapse of Restrictions. The restrictions imposed under paragraph
(a) above shall terminate with respect to the shares of Common Stock to which they apply on the earliest to occur of the following, unless otherwise specified by the Committee:

     (i)    the expiration of the Restriction Period;

     (ii)   the participant's total and permanent disability; or

     (iii)  the participant's death.

Certificates for shares of Common Stock with respect to which restrictions have lapsed as provided above shall, upon lapse thereof, be released from escrow and delivered to the participant or, in the event of participant's death, to participant's personal representative. Any stock legend referring to the restrictions imposed hereunder shall thereupon be removed.

(f) Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise, any Restriction Period and restrictions imposed on Restricted Stock shall terminate.
For purposes of the 2006 Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

    (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company's outstanding Common Stock;

    (b) there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

    (c) the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company's Common Stock immediately before such transaction.

    In addition, if the Company enters into an agreement or series of agreements or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and the employment of a participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such resolution then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution and the participants shall be entitled to the delivery as of such date of any forfeited Restricted Stock.

8. MISCELLANEOUS

(a) No Right to Receive Award. Nothing in the 2006 Plan shall be construed to give any employee of the Company any right to receive an award under the 2006 Plan.

(b) Additional Shares Received With Respect to Restricted Stock. Any shares of Common Stock or other securities of the Company received by an employee as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock received pursuant to an award hereunder shall have the same status, be subject to the same restrictions and bear the same legend, if any, as the shares received pursuant to the original award.

(c) Certificates for Shares. Shares of Restricted Stock granted under the 2006 Plan shall be evidenced by certificates. Certificates representing the Restricted Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares and the Company shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

(d) No Effect on Employment Rights. Nothing in the 2006 Plan or in the instruments evidencing the grant of an award hereunder shall in any manner be construed to limit in any way the right of the Company or a subsidiary to terminate an employee's employment at any time, or give any right to an employee to remain employed by the Company.

(e) Governing Law. All provisions of the 2006 Plan shall be construed in accordance with the laws of Florida except to the extent preempted by federal law.

(f) No Restriction on Corporate Action. Nothing contained in the 2006 Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in the best interest, whether or not such action would have an adverse effect on the 2006 Plan or any shares of Common Stock granted under the 2006 Plan. No employee, non-employee director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

9.  EFFECTIVE DATE OF 2006 PLAN

    The 2006 Plan shall become effective when approved by the Shareholders of the Company.

10. AMENDMENTS

    The Committee may amend or terminate the 2006 Plan without shareholder approval unless shareholder approval is required by any federal or state law or regulation or the rules of The Nasdaq Stock Market. The Committee shall not have the right to amend the 2006 Plan to:

     (i) except as provided in paragraph 8(b) of the 2006 Plan, increase the maximum number of shares reserved for purposes of the 2006 Plan;

     (ii)   extend the duration of the 2006 Plan; or

     (iii) materially increase the benefits accruing to participants under the 2006 Plan.

     Any amendment or alteration which impairs the rights of any participant during the Restriction Period is not effective unless written consent from the participant is obtained.

11. DURATION AND TERMINATION

    This 2006 Plan shall terminate, and no further stock shall be awarded hereunder, after July 28, 2016. In addition, the Committee may terminate the 2006 Plan at any time prior thereto. The termination of this 2006 Plan shall not, however, affect any restriction previously imposed or restricted stock awarded pursuant to this 2006 Plan.

12. COMPLIANCE WITH SECTION 16(B)

    The 2006 Plan is intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. All transactions involving the Company's executive officers are subject to such conditions, regardless of whether the conditions are expressly set forth in the 2006 Plan. Any provision of the 2006 Plan that is contrary to a condition of Rule 16b-3 shall not apply to executive officers of the Company.

           FORM OF RESTRICTED STOCK AGREEMENT PURSUANT TO
          PETMED EXPRESS, INC. 2006 RESTRICTED STOCK PLAN

     THIS RESTRICTED STOCK AGREEMENT is made this _____ day of
_________, _____ by and between   ________________________   (the
"Participant") and PetMed Express, Inc., a Florida corporation, on behalf of itself, its subsidiaries and affiliates (collectively, the "Company") pursuant to the Company's 2006 Restricted Stock Plan (the "2006 Plan").

     WHEREAS, the Compensation Committee (the "Committee") of the
Board of Directors of the Company at its meeting on __________ authorized and directed the Company to make an award of stock to the Participant under the 2006 Plan for the purposes expressed in the 2006 Plan;

     NOW THEREFORE, in consideration of the foregoing and the mutual undertakings herein contained, the parties agree as follows:

1. Grant of Stock. In accordance with the terms of the 2006 Plan and subject to the further terms, conditions and restrictions contained in this Agreement, the Company hereby grants to the Participant ______ shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"). As long as the Shares are subject to the Restrictions set forth in Section 4 of this Agreement, such shares shall be deemed to be, and are referred to in this Agreement as, the "Restricted Shares."

2. Certificates for Shares. Certificates evidencing Restricted Stock shall be deposited with the Company to be held in escrow until such Shares are released to the Participant or forfeited in accordance with this Agreement. The Participant shall, simultaneously with the delivery of this Agreement, deliver to the Company a stock power, in blank, executed by the Participant. If any Restricted Stock is forfeited, the Company shall direct the transfer agent of the Common Stock to make the appropriate entries in its records showing the cancellation of the certificate or certificates for such Restricted Stock and to return the Shares represented thereby to the Company's treasury.

3. Adjustments in Restricted Stock. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall make equitable adjustments in the Restricted Stock corresponding to adjustments made by the Committee in the number and class of shares of Common Stock which may be issued under the 2006 Plan. Any new, additional or different securities to which the Participant shall be entitled in respect of Restricted Stock by reason of such adjustment shall be deemed to be Restricted Stock and shall be subject to the same terms, conditions, and restrictions as the Restricted Stock so adjusted.

4. Restrictions. During applicable periods of restriction determined in accordance with Section 6 of this Agreement, Restricted Stock and all rights with respect to such Stock, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of and shall be subject to the risk of forfeiture contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as "Restrictions"), but the Participant shall have all other rights of a stockholder, including, but not limited to, the right to vote and receive dividends on Restricted Stock, subject to any dividend to be held in escrow pursuant to the terms of the 2006 Plan.

5. Forfeiture of Restricted Stock. In the event that the Participant terminates employment with the Company for any reason other than his or her death or permanent disability, such event shall constitute an "Event of Forfeiture" and all Shares which at that time are Restricted Stock shall thereupon be forfeited by the Participant to the Company without payment of any consideration by the Company, and neither the Participant nor any successor, heir, assign or personal representative of the Participant shall have any right, title or interest in or to such Restricted Stock or the certificates evidencing them.

6. Lapse of Restrictions. (a) Except as provided in subsection (b) below, the Restrictions on the Restricted Stock granted under this Agreement shall lapse ratably on each of the anniversaries of the date of this Agreement in accordance with the following schedule:

                        [INSERT TABLE]

(b) In the event that a Participant's employment with the Company terminates as a result of his or her death or permanent disability, the Restrictions shall lapse on the Restricted Stock (if not already lapsed pursuant to subsection (a) above) on the date of such event.

Upon lapse of the Restrictions in accordance with this Section, the Company shall, as soon as practicable thereafter, deliver to the Participant, or to the Participant's personal representative, an unrestricted certificate for the Shares with respect to which such Restrictions have lapsed.
(c) In the event of a change in control, as defined in the 2006 Plan, any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

7. Withholding Requirements. The Company shall have the right to withhold from sums due to the Participant, or to require the Participant to remit to the Company in an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to making such payments or delivering any certificate evidencing such Shares.

8. Effect of Employment. Nothing contained in this Agreement shall confer upon the Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Participant.

9. Amendment. This Agreement may not be amended except with the consent of the Committee and by a written instrument duly executed by the Participant and the Company.

10. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns. Participant acknowledges receipt of a copy of the 2006 Plan, which is annexed hereto, represents that he or she is familiar with the terms and provisions thereof and accepts the award of Shares hereunder subject to all of the terms and conditions thereof and of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee upon any questions arising under the 2006 Plan or this Agreement.

     IN WITNESS WHEREOF, the Company and the Participant have each executed and delivered this Agreement as of the date first above written.

COMPANY:



___________________________
Chief Executive Officer


PARTICIPANT:



___________________________

                                                        EXHIBIT B

                         PETMED EXPRESS, INC.
             2006 OUTSIDE DIRECTOR EQUITY COMPENSATION
                         RESTRICTED STOCK PLAN

1. PURPOSE OF PLAN

The PetMed Express, Inc. 2006 Outside Director Restricted Stock Award Plan (the "Plan") is established by PetMed Express, Inc. ("PetMed" or the "Company") to attract, retain and compensate highly qualified individuals who are not employees or affiliates of PetMed or any of its subsidiaries, to serve as members of the Company's Board of Directors (the "Board of Directors"), and to enable them to increase their ownership of PetMed's Common Stock, thereby increasing their proprietary interest in PetMed and their identification with the interests of PetMed's stockholders.

2. STOCK SUBJECT TO THE 2006 PLAN

   The shares that may be awarded under the 2006 Plan (without payment by participants) shall be the common stock, par value $.001 per share, of the Company ("Common Stock"), and shall be authorized, but un-issued, shares. The maximum number of shares of Common Stock that may be awarded hereunder (subject to any adjustments as provided below) shall not in the aggregate exceed 200,000 shares. Shares of Common Stock forfeited as a result of a participant's termination of service as a director shall again become available for award under the 2006 Plan.

3. ADMINISTRATION

   The Plan shall be administered by the Board of Directors
("Board"). The Board shall have the sole authority to (i) award shares of Common Stock ("Restricted Stock") under the 2006 Plan; (ii) interpret the Plan, the instruments evidencing the restrictions imposed upon shares of Common Stock with respect to which Restricted Stock Awards are awarded under the Plan; (iii) adopt, amend and rescind rules and regulations for the administration of the Plan; and
(iv) administer the Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Board shall be binding upon all participants.

(a)  Initial Grants. Each person who was an Outside Director as of
     --------------
July 28, 2006 will automatically be granted, as of the date on which stockholder approval of the Plan is obtained, a Restricted Stock Award of 5,000 shares of Common Stock, and the Grant Date with respect to such initial Restricted Stock Awards will be the date on which stockholder approval of the Plan is obtained.

(b)  Annual Grants. Thereafter, each person who is an Outside Director
     -------------
following an annual meeting of Stockholders each year will automatically be granted a Restricted Stock Award of 5,000 shares of Common Stock (subject to change with Board approval), and the Grant Date with respect to each such Restricted Stock Awards will be the date on which the award is granted.

4. ELIGIBILITY

   Each "Outside Director" of PetMed shall be a participant in the Plan. For purposes of the Plan, an "Outside Director" is any member of PetMed's Board of Directors who, as of the close of business on the date of the annual meeting of PetMed's stockholders, meets the definition of "Non-Employee Director" as set forth in Rule 16b-3(b)(3)(i) adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

5. RIGHTS WITH RESPECT TO SHARES

A participant to whom an award of Restricted Stock has been made under the 2006 Plan will have all of the rights of a stockholder with respect to the shares of Common Stock so awarded, including, but not limited to, the right to receive, subject to the following sentence, such cash dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of the Company's stockholders. As a condition to the grant of the award under the 2006 Plan, and without limiting the provisions of Section 7(b) hereof, dividends, if any, as may be declared on such shares of Common Stock shall be deposited into an escrow or similarly segregated account, and disbursement of such dividends to the participant will occur only upon the delivery of the shares of Common Stock to which such dividends relate, and in the event the shares of Common Stock to which such dividends relate are forfeited, the participant's right to receive disbursement of such dividends will be forfeited and the amount of the dividends shall be returned to the Company.

6. INVESTMENT REPRESENTATION

    If the shares of Common Stock underlying the Restricted Stock Award granted to a participant pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from registration , such participant shall be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, and (ii) that such participant has acquired such shares of Common Stock for the participant's own account and not with a view to the distribution thereof.

7. RESTRICTIONS

(a) Terms, Conditions and Restrictions.   In addition to such other
terms, conditions and restrictions as may be imposed by the Board and contained in the instrument under which awards of Common Stock are made pursuant to the 2006 Plan, (i) no Common Stock so awarded shall be restricted for a period (the "Restriction Period") of less than one year or more than ten years unless otherwise specified by the Committee; and (ii) except as provided in paragraph (e) below, the recipient of the award shall serve as an outside director during the Restriction Period or otherwise forfeit all right, title and interest in and to the shares subject to such restrictions.

(b) Transferability Restriction. No share awarded under the 2006 Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

(c) Agreements; Stock Legend. As a condition to the grant of an award under the 2006 Plan, all outside directors shall execute and deliver to the Company an agreement in form and substance satisfactory to the Board reflecting the conditions and restrictions imposed upon the Common Stock awarded. Certificates for shares of Common Stock delivered pursuant to such awards may, if the Board so determines, bear a legend referring to the restrictions and the instruments to which such awards are subject.

(d) Additional Conditions. In the agreements evidencing awards or otherwise, the Board may impose such other and additional terms, conditions and restrictions upon the award as it, in its discretion, deems appropriate including, without limitation, that the Company shall have the right to deduct from payments of any kind due to the participant any federal, state or local taxes of any kind required by law to be withheld with respect to the shares awarded.

(e) Lapse of Restrictions.  The restrictions imposed under paragraph
(a) above shall terminate with respect to the shares of Common Stock to which they apply on the earliest to occur of the following, unless otherwise specified by the Board:

    (i)   the expiration of the Restriction Period;

    (ii)  the participant's total and permanent disability; or

    (iii) the participant's death.

Certificates for shares of Common Stock with respect to which restrictions have lapsed as provided above shall, upon lapse thereof, be released from escrow and delivered to the participant or, in the event of participant's death, to participant's personal representative. Any stock legend referring to the restrictions imposed hereunder shall thereupon be removed.

(f) Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise, any Restriction Period and restrictions imposed on Restricted Stock shall terminate.

For purposes of the 2006 Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

    (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company's outstanding Common Stock;

    (b) there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

    (c) the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company's Common Stock immediately before such transaction.

     In addition, if the Company enters into an agreement or series of agreements or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and the services of a participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such resolution then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution and the participant shall be entitled to the delivery as of such date of any forfeited Restricted Stock.

8. MISCELLANEOUS

(a) No Right to Receive Award. Nothing in the 2006 Plan shall be construed to give any outside director any right to receive an award under the 2006 Plan.

(b) Additional Shares Received With Respect to Restricted Stock. Any shares of Common Stock or other securities of the Company received by an outside director as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock received pursuant to an award hereunder shall have the same status, be subject to the same restrictions and bear the same legend, if any, as the shares received pursuant to the original award.

(c) Certificates for Shares. Shares of Restricted Stock granted under the 2006 Plan shall be evidenced by certificates. Certificates representing the Restricted Stock shall be registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares and the Company shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

(d) Governing Law. All provisions of the 2006 Plan shall be construed in accordance with the laws of Florida except to the extent preempted by federal law.

(e) No Restriction on Corporate Action. Nothing contained in the 2006 Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in the best interest, whether or not such action would have an adverse effect on the 2006 Plan or any shares of Common Stock granted under the 2006 Plan. No employee, outside director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

9.  EFFECTIVE DATE OF 2006 PLAN

    The 2006 Plan shall become effective when approved by the Shareholders of the Company.

10. AMENDMENTS

    The Board may amend or terminate the 2006 Plan without shareholder approval unless shareholder approval is required by any federal or state law or regulation or the rules of The Nasdaq Stock Market. The Board shall not have the right to amend the 2006 Plan to:

    (i) except as provided in paragraph 8(b) of the 2006 Plan, increase the maximum number of shares reserved for purposes of the 2006 Plan;

    (ii)  extend the duration of the 2006 Plan; or

    (iii) materially increase the benefits accruing to participants under the 2006 Plan.

    Any amendment or alteration which impairs the rights of any participant during the Restriction Period is not effective unless written consent from the participant is obtained.

11. DURATION AND TERMINATION

    This 2006 Plan shall terminate, and no further stock shall be awarded hereunder, after July 28, 2016. In addition, the Board may terminate the 2006 Plan at any time prior thereto. The termination of this 2006 Plan shall not, however, affect any restriction previously imposed or restricted stock awarded pursuant to this 2006 Plan.

12. COMPLIANCE WITH SECTION 16(B)

    The 2006 Plan is intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. All transactions involving the Company's executive officers are subject to such conditions, regardless of whether the conditions are expressly set forth in the 2006 Plan. Any provision of the 2006 Plan that is contrary to a condition of Rule 16b-3 shall not apply to executive officers of the Company.

        OUTSIDE DIRECTOR FORM OF RESTRICTED STOCK AGREEMENT
     PURSUANT TO PETMED EXPRESS, INC. 2006 RESTRICTED STOCK PLAN

     THIS RESTRICTED STOCK AGREEMENT is made this _____ day of
_________, _____ by and between   ________________________ (the
"Participant") and PetMed Express, Inc., a Florida corporation, on behalf of itself, its subsidiaries and affiliates (collectively, the "Company") pursuant to the Company's 2006 Restricted Stock Plan (the "2006 Plan").

     WHEREAS, the Participant is an outside director and is entitled to an award of stock under the 2006 Plan for the purposes expressed in the 2006 Plan;

     NOW THEREFORE, in consideration of the foregoing and the mutual undertakings herein contained, the parties agree as follows:

1. Grant of Stock. In accordance with the terms of the 2006 Plan and subject to the further terms, conditions and restrictions contained in this Agreement, the Company hereby grants to the Participant ______ shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"). As long as the Shares are subject to the Restrictions set forth in Section 4 of this Agreement, such shares shall be deemed to be, and are referred to in this Agreement as, the "Restricted Shares." The Shares granted shall be authorized, but unissued, shares.

2. Certificates for Shares. Certificates evidencing Restricted Stock shall be deposited with the Company to be held in escrow until such Shares are released to the Participant or forfeited in accordance with this Agreement. The Participant shall, simultaneously with the delivery of this Agreement, deliver to the Company a stock power, in blank, executed by the Participant. If any Restricted Stock is forfeited, the Company shall direct the transfer agent of the Common Stock to make the appropriate entries in its records showing the cancellation of the certificate or certificates for such Restricted Stock and to return the Shares represented thereby to the Company's treasury.

3. Adjustments in Restricted Stock. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall make equitable adjustments in the Restricted Stock corresponding to adjustments made by the Committee in the number and class of shares of Common Stock which may be issued under the 2006 Plan. Any new, additional or different securities to which the Participant shall be entitled in respect of Restricted Stock by reason of such adjustment shall be deemed to be Restricted Stock and shall be subject to the same terms, conditions, and restrictions as the Restricted Stock so adjusted.

4. Restrictions. During applicable periods of restriction determined in accordance with Section 6 of this Agreement, Restricted Stock and all rights with respect to such Stock, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of and shall be subject to the risk of forfeiture contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as "Restrictions"), but the Participant shall have all other rights of a stockholder, including, but not limited to, the right to vote and receive dividends on Restricted Stock, subject to any dividend to be held in escrow pursuant to the terms of the 2006 Plan.

5. Forfeiture of Restricted Stock. In the event that the Participant ceases service as an outside director for any reason other than his or her death or permanent disability, such event shall constitute an "Event of Forfeiture" and all Shares which at that time are Restricted Stock shall thereupon be forfeited by the Participant to the Company without payment of any consideration by the Company, and neither the Participant nor any successor, heir, assign or personal representative of the Participant shall have any right, title or interest in or to such Restricted Stock or the certificates evidencing them.

6. Lapse of Restrictions. (a) Except as provided in subsection (b) below, the Restrictions on the Restricted Stock granted under this Agreement shall lapse ratably on each of the anniversaries of the date of this Agreement in accordance with the following schedule:

                         [INSERT TABLE]

(b) In the event that a Participant's service as an outside director terminates as a result of his or her death or permanent disability, the Restrictions shall lapse on the Restricted Stock (if not already lapsed pursuant to subsection (a) above) on the date of such event.

Upon lapse of the Restrictions in accordance with this Section, the Company shall, as soon as practicable thereafter, deliver to the Participant, or to the Participant's personal representative, an unrestricted certificate for the Shares with respect to which such Restrictions have lapsed.

(c) In the event of a change in control, as defined in the 2006 Plan, any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

7. Withholding Requirements. The Company shall have the right to withhold from sums due to the Participant, or to require the Participant to remit to the Company in an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to making such payments or delivering any certificate evidencing such Shares.

8. Amendment. This Agreement may not be amended except with the consent of the Board and by a written instrument duly executed by the Participant and the Company.

9. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns. Participant acknowledges receipt of a copy of the 2006 Plan, which is annexed hereto, represents that he or she is familiar with the terms and provisions thereof and accepts the award of Shares hereunder subject to all of the terms and conditions thereof and of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee upon any questions arising under the 2006 Plan or this Agreement.

     IN WITNESS WHEREOF, the Company and the Participant have each executed and delivered this Agreement as of the date first above written.

COMPANY


___________________________
Chief Executive Officer


PARTICIPANT:


___________________________

[LOGO]  1-800-PetMeds



                   PETMED EXPRESS, INC. ADMISSION TICKET

                    2006 ANNUAL MEETING OF STOCKHOLDERS
                   FRIDAY, JULY 28, 2006 AT 1:00 P.M. ET

      TO BE HELD AT THE SHERATON SUITES CYPRESS CREEK FORT LAUDERDALE

            AT 555 N.W. 62nd STREET, FORT LAUDERDALE, FL 33009

            THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING
















                           FOLD AND DETACH HERE
---------------------------------------------------------------------------
                           PETMED EXPRESS, INC.
Proxy Solicited on behalf of the Board of Directors of PetMed Express, Inc.

The undersigned hereby appoints Bruce S. Rosenbloom and Alison Berges, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, July 28, 2006, at 1:00 P.M. Eastern Time, at the Sheraton Suites Cypress Creek Fort Lauderdale and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed hereof by the Stockholder.

If no direction is made, this proxy will be voted FOR all nominees listed and items 2, 3, and 4.

   Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Votes must be          [X]  The Board of Directors unanimously recommends a
indicated (x) in            vote "FOR" each item.
Black or Blue Ink.

1.  To elect five (5) Directors to the Board of Directors:
FOR all nominees   [ ]      WITHHOLD AUTHORITY   [ ]       *EXCEPTIONS  [ ]
listed below                to vote for all
                            nominees listed below

Nominees: Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer

Instructions: To withhold authority to vote for any individual nominee, mark the "*EXCEPTIONS" box and write that nominee's name in the space provided below.

* EXCEPTIONS                                     PetMed Express, Inc.
                                                 1441 S.W. 29th Avenue
                                                 Pompano Beach, FL 33069

2. To ratify the appointment of Goldstein Golub Kessler LLP as the independent registered accounting firm for the Company to serve for the 2007 fiscal year:
FOR             [ ]     AGAINST          [ ]     ABSTAIN             [ ]
(Continued and to be dated and signed on the reverse side.)

                           FOLD AND DETACH HERE
-------------------------------------------------------------------------


3. To approve the adoption of the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan:

FOR      [ ]        AGAINST        [ ]            ABSTAIN            [ ]


4. To approve the adoption of the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan:

FOR      [ ]        AGAINST        [ ]            ABSTAIN            [ ]


                    To include any comments, please                  [ ]
                    mark this box.

                    To change your address, please                   [ ]
                    mark this box.

                    Dated:_________________________________________, 2006


                    _____________________________________________________
                                     Stock Owner sign here


                    ______________________________________________________
                                Co-Owner sign here (if applicable)

                    The signature of this Proxy should correspond exactly with the stockholder's name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.